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                                                                    Exhibit 99.1


For Immediate Release
---------------------

                        OUTSOURCE INTERNATIONAL COMMENCES
                   CHAPTER 11 PROCEEDINGS TO RESTRUCTURE DEBT

               COMPANY WILL CONTINUE TO CONDUCT BUSINESS AS USUAL, PROVIDING SERVICE EMPLOYEES TO ALL CUSTOMERS WITHOUT INTERRUPTION

       RESTRUCTURING DEBT IS POSITIVE STEP, BUILDING ON TURNAROUND EFFORTS

   RECENT TURNAROUND SUCCESS HAS RESULTED IN INCREASED CUSTOMER SATISFACTION,
     INCREASED CUSTOMER AND WORKER RETENTION, AND STRONG EBITDA PERFORMANCE

DELRAY BEACH, FL, JUNE 12, 2001 - Outsource International, Inc. [OTCBB: OSIX] announced today that the Company has filed a voluntary petition under chapter 11 of the U.S. Bankruptcy Code with the U.S. Bankruptcy Court for the Central District of California to restructure the Company's debt as a next step in a successful turnaround effort begun 19 months ago. Outsource is a leading national provider of human resources services, with approximately 3,000 clients in 24 states. Outsource places 20,000 service workers in jobs daily and provides meaningful employment to 150,000 people annually.

All Operations to Continue as Usual with No Interruption in Services
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The Company will continue to conduct business as usual, supplying service and industrial employees to commercial employers with labor-intensive needs. Customers nationwide will continue to receive superior service without interruption. The Company expects that all post-petition obligations to vendors, employees and others will be satisfied in the normal course of business. The Company does not anticipate any layoffs of employees in connection with the restructuring.

Outsource intends to restructure its balance sheet to reduce the burden of the Company's debts incurred in operating years prior to 1999. This would improve the Company's liquidity and position Outsource for continued growth and increased profitability.

Garry E. Meier, who became Chairman and CEO of Outsource in February 2000, said, "This action builds further on the successes of the turnaround effort we began just 19 months ago. Our efforts have already resulted in greatly improved customer satisfaction, increased customer and worker retention and a strong EBITDA performance. When we complete the proceedings with a new capital structure and the commitment of our management team and employees to execute on our strategy, we believe we will finally be able to unlock the tremendous potential that Outsource has been unable to realize due to its excessive debt burden and the related interest payments."

Mr. Meier continued, "This is an industry with remarkable growth opportunities in a more robust economy. At the same time, the debt burden incurred in the past has seriously limited Outsource's ability to move forward to capture the growing opportunities in our industry. We have worked for almost two years to find a solution to satisfy all of our debts. After careful consideration of the strategic alternatives available to the Company, we have determined that the decision to pursue a restructuring of our debt through the chapter 11 process is the optimal solution, given current economic conditions and the current state of equity and debt markets. Restructuring our debt burden will provide:

     - The resources to continue to rapidly improve market share and customer count;
     - The means to further enhance our services to customers;
     - The ability to add more temporary employees and more revenue; and

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     - Access to the operating capital to complete all phases of the turnaround."

Positioned to Take Advantage of Growth Opportunities in the Staffing Industry
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Mr. Meier noted that despite the current downturn in the industrial sector of the staffing industry, the demand for workers is expected to exceed the supply by nearly 10% in 2002, and temporary and contingent/variable workers have become an integral part of the labor resource landscape. The human resources services industry is poised for high growth as demand increases over the next few years.

"Outsource is operationally and strategically well positioned to take full advantage of this business opportunity," Mr. Meier said, "with a solid, scalable operating platform, knowledgeable and motivated employees, and a strong, experienced management team committed to staying with the Company through this process and executing the strategic plan. We believe our plan will provide for a significantly better capitalized Company that will allow us to further improve our customer service, franchise system and branch operations, while systematically growing the business."

SENIOR MANAGEMENT COMMITTED TO BUILDING ON PROGRESS TO DATE

Senior management, including Mr. Meier, is committed to building on the progress the Company has achieved thus far and will remain in place to lead Outsource through the chapter 11 proceedings and beyond. Management will continue with its efforts to: streamline operations, continue to institute strict financial controls, improve the Company's revenue performance and provide the superior customer service that has become a hallmark of the Company.

Mr. Meier concluded, "I look forward to the coming months, working closely with the management team and our talented and dedicated employees to realize the goals we have set for ourselves and complete the turnaround."

COMPANY IN NEGOTIATION WITH POTENTIAL INVESTORS INTERESTED IN BUILDING THE BUSINESS

Outsource is currently in advanced stages of talks with a number of potential investors in the Company, all of which are qualified and have expressed a high interest in continuing to build the operating platform. There can be no assurance that a transaction involving the Company will in fact be consummated. If there were an investment in the Company, it would take place under the supervision of the Court as part of the chapter 11 reorganization process. Outsource's senior management is committed to obtaining the highest and best value for the Company through the chapter 11 process.

The Company's corporate counsel is Donn Beloff of Akerman, Senterfitt & Eidson, P.A. The Company is represented in its chapter 11 case by Michael Tuchin of Klee, Tuchin, Bogdanoff & Stern LLP.

Background on Chapter 11
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Chapter 11 of the U.S. Bankruptcy Code allows a viable Company, like Outsource, to continue operating its business and managing its assets in the ordinary course of business. Congress enacted chapter 11 to enable a debtor business to continue as a going concern to maintain jobs and maximize the recovery of creditors. Outsource employs approximately 20,000 employees on a daily basis and more than 150,000 on an annual basis.

ABOUT OUTSOURCE INTERNATIONAL

Outsource International is a national provider of human resources services focusing on the flexible staffing market. The Company partners with its service workers and industrial employers to provide flexible workforce solutions to maximize client production and profitability. With 124 Company-owned and franchise offices in 24 states nationwide, Outsource provides temporary employees and human resources services to approximately 3,000 clients.

SAFE HARBOR LANGUAGE

STATEMENTS MADE IN THIS PRESS RELEASE RELATING TO MATTERS THAT ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS AND OTHER UNCERTAINTIES, WHICH MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM SUCH STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE COMPANY'S ABILITY TO SUCCESSFULLY REORGANIZE ITSELF AND THE EFFECTS OF THE CHAPTER 11 FILING ON THE OPERATIONS OF THE COMPANY; THE COMPANY'S ABILITY TO RECRUIT, MOTIVATE AND RETAIN KEY MANAGEMENT PERSONNEL; THE GENERAL LEVEL OF ECONOMIC ACTIVITY AND UNEMPLOYMENT IN THE COMPANY'S MARKETS, SPECIFICALLY WITHIN THE CONSTRUCTION AND LIGHT INDUSTRIAL TRADES; THE FINANCIAL CONDITION OF THE COMPANY'S CLIENTS AND COLLECTION OF ACCOUNTS RECEIVABLE; THE ABILITY TO MAINTAIN EXISTING CUSTOMER RELATIONSHIPS AND DEVELOP NEW CUSTOMERS, AS WELL AS OTHER RISKS DETAILED FROM TIME TO TIME BY THE COMPANY IN DOCUMENTS FILED BY THE COMPANY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"), INCLUDING, BUT NOT LIMITED TO, THOSE SET FORTH IN THE COMPANY'S REGISTRATION STATEMENT ON FORM S-1 (FILE NO. 333-48926) FILED WITH THE COMMISSION ON OCTOBER 30, 2000, AND DECLARED EFFECTIVE JANUARY 31, 2001, THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, AND THE FORM 10-Q REPORTS FOR THE TRANSITION PERIOD ENDED APRIL 2, 2000, AND THE QUARTERS ENDED JULY 2, 2000, OCTOBER 1, 2000, AND DECEMBER 31, 2000.

MEDIA CONTACT:    MARK BAKER
                  ROBINSON LERER & MONTGOMERY
                  (561) 454-3528